SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2002

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 5. Other Events



     Pursuant to our investment in X-Ceptor Therapeutics, Inc, Ligand has the right to acquire all, but not less than all, of the outstanding X-Ceptor capital stock at June 30, 2002 for a combination of cash and stock. By notice to X-Ceptor, we can extend the purchase option by 12 months which requires us to provide X-Ceptor with additional cash funding of $5 million. Ligand notified X-Ceptor on April 1, 2002 that it will make that payment and extend the Ligand purchase option. The $5 million is payable no later than July 15, 2002.

     Attached hereto are several unrelated press releases issued by the registrant on March 21, 2002 and April 1, 2002.


Item 7. Exhibits

EXHIBIT  NUMBER        DESCRIPTION

     99.1              Press Release of the Company dated March 21, 2002

     99.2              Press Release of the Company dated April 1, 2002





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                           LIGAND PHARMACEUTICALS INCORPORATED



Date :  April 1, 2002      By:      /S/WARNER BROADDUS
                           Name:    Warner Broaddus
                           Title:   Vice President, General Counsel & Secretary